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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 25, 2001


                         Regeneron Pharmaceuticals, Inc.
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             (Exact name of registrant as specified in its charter)


       New York                    333-31764                  133444607
   ---------------                ------------            ------------------
   (State or other                (Commission               (IRS Employer
   jurisdiction of                File Number)            Identification No.)
    incorporation)

               777 Old Saw Mill River Rd, Tarrytown NY, 10591-6707
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               (Address of principal executive offices) (Zip Code)

                                   9143477000
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              (Registrant's telephone number, including area code)
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                         Regeneron Pharmaceuticals, Inc.
                           Current Report on Form 8-K

Items 1-4. Not applicable.

Item 5.  Other Events.

         On January 25, 2001, the Registrant issued a press release announcing its operating results for the fourth quarter and year ended December 31, 2000. The press release is attached hereto as Exhibit 99.1.


Item 6.  Not Applicable.

Item 7.  Financial Statements and Exhibits.

         The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:


          Exhibit No.                     Description
          -----------                     -----------
          99.1                  Press Release, dated January 25, 2001


Item 8.  Not Applicable
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned's duly authorized signatory.

Dated: January 25, 2001

                                    REGENERON PHARMACEUTICALS, INC.



                                    By:  /s/ Murray A. Goldberg
                                       ----------------------------
                                       Name:  Murray A. Goldberg
                                       Title: Vice President, Finance &
                                              Administration, Chief Financial
                                              Officer, Treasurer and
                                              Assistant Secretary






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                                  EXHIBIT INDEX



Exhibit No.           Description
-----------           -----------
99.1                  Press Release, dated January 25, 2001.






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